VIA EDGAR


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

            Re: Birner Dental Management Services, Inc. (the "Company") Definitive Proxy Materials for 2001 Annual Meeting

Ladies and Gentlemen:

On behalf of the Company, and pursuant to Rule 14a-6, the following materials are transmitted with this letter:

1. the definitive Notice and Proxy Statement for the annual meeting of shareholders of the Company to be held on June 7, 2001;

2.       as an appendix, the form of proxy card; and

3.       a cover sheet and cover letter for the definitive proxy materials.

The proxy materials and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 are being mailed to the Company's shareholders on or about April 26, 2001.

Please contact the undersigned at (303) 295-8000 if you have any questions or comments. Thank you.

Very truly yours,



/s/ Dennis M. Jackson
For Holland & Hart LLP

Enclosures
cc:      Frederick W.J. Birner
         Dennis N. Genty

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant             [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential,  for Use of the Commission  Only (as permitted by Rule
         14a-6(e)(2))

[X]      Definitive Proxy Statement

[  ]     Soliciting  Material  Pursuant to Section  240.14a-11(c)  or Section
         240.14a-12

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:


[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                                                  April 26, 2001


TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc. (the "Company"), to be held on Thursday, June 7, 2001, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

Please read the enclosed Annual Report to Shareholders on Form 10-K and Proxy Statement for the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return the proxy card in the enclosed envelope to Computershare Trust Company, Inc. as soon as possible so that your vote will be recorded. If you attend the Meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.



By:      /s/ Frederic W.J. Birner
         -----------------------------------
         Name:    Frederic W.J. Birner
         Title:   Chairman of the Board and Chief Executive Officer

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210

                           ---------------------------


                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS
                             TO BE HELD JUNE 7, 2001

                           ---------------------------


TO OUR SHAREHOLDERS:

The 2001 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), will be held on Thursday, June 7, 2001, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1) to elect two Class I directors to serve for a term of three years or until their successors are duly elected and qualified;

(2) to consider and vote upon a proposal to approve and ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for 2001; and

(3) to consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

Only shareholders of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ Dennis N. Genty
                                       ------------------------------
                                       Name:    Dennis N. Genty
                                       Title:   Chief Financial Officer,
                                       Secretary and Treasurer

Denver, Colorado
April 26, 2001

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE TO COMPUTRESHARE TRUST COMPANY, INC. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                 Proxy Statement


                         Annual Meeting of Shareholders
                             To be Held June 7, 2001

                           ---------------------------


                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), for use at the Company's 2001 Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., Mountain Time, on Thursday, June 7, 2001, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company on or about April 26, 2001.

The Company's Annual Report on Form 10-K (the "Annual Report"), which includes audited financial statements for the fiscal year ended December 31, 2000, is being mailed to shareholders of the Company simultaneously with this Proxy Statement.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's common stock, without par value. Each share of the Company's common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy, constitute a quorum. On April 16, 2001, the record date for shareholders entitled to vote at the Meeting, 1,506,705 shares of the Company's common stock, without par value, were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed envelope to Computershare Trust Company, Inc., Proxy Department, P.O. Box 1596, Denver, Colorado 80201-1596. The common stock represented by each effective proxy will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR election of the nominees named in the proxy as Class I directors, FOR the approval and ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants, and, as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Company's Board of Directors. With respect to any other matter which may properly come before the Meeting, unless a greater number of votes is required by law or by the Company's Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the votes cast in favor of the matter exceed the votes cast in opposition.

Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of Class I directors, the approval and ratification of Arthur Andersen LLP as the Company's independent public accountants, or of any other matter which properly may come before the Meeting, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of Class I directors, the approval and ratification of Arthur Andersen LLP as the Company's independent public accountants, or any other matter which properly may come before the Meeting so long as a quorum is present.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of Computershare Trust Company, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $1,400 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.


                   PROPOSAL ONE: ELECTION OF CLASS I DIRECTORS

General

The Company's Amended and Restated Articles of Incorporation provide for the classification of the Company's Board of Directors. The Board of Directors is divided into three classes. One class stands for re-election at each annual meeting of shareholders. The Board of Directors has set the size of the Board at six members. The Board of Directors currently is classified into two Class I directors: one whose term will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2001 (James M. Ciccarelli), and one newly created director position to be voted upon at the annual meeting of shareholders held in 2001; two Class II directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2002 (Dennis N. Genty and Steven M. Bathgate); and two Class III directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2003 (Frederic W.J. Birner and Mark A. Birner, D.D.S.). At each annual meeting of shareholders, directors will be elected by the shareholders of the Company for a full term of three years to succeed those directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees for director named below. If, at the time of the Meeting, the nominees shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. If elected, the nominees will hold office until the year 2004 annual meeting of shareholders or until their successors are elected and qualified.

Class I Director Nominees

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominees as Class I directors of the Company.

Name                          Age     Position              Director Since
----                          ---     --------              --------------
James M. Ciccarelli           48      Director                1996
Paul E. Valuck, D.D.S.        44      Nominee for Director    --


Continuing Directors

The persons named below will continue to serve as directors of the Company until the annual meeting of shareholders in the year indicated below and until their successors are elected and take office. Shareholders are not voting on the election of the Class II and Class III directors. The following table shows the names, ages and positions of each continuing director.

Class II - Term Expires in 2002

Name                         Age      Position                  Director Since
----                         ---      --------                  --------------
Dennis N. Genty              43       Chief Financial Officer,   1995
                                      Secretary,Treasurer
                                      and Director
Steven M. Bathgate           46       Director                   1998


Class III - Term Expires in 2003

Name                         Age      Position                 Director Since
----                         ---      --------                 --------------
Frederic W.J. Birner         43       Chairman of the Board,    1995
                                      Chief  Executive Officer
                                      and Director
Mark A. Birner, D.D.S.       41       President and Director    1995





          PROPOSAL TWO: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected the firm of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ended December 31, 2001, subject to the approval and ratification of shareholders. The Board of Directors unanimously recommends that shareholders vote to approve and ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for 2001. Arthur Andersen LLP has served as the independent public accountants of the Company since the Company's formation in May 1995. Representatives of Arthur Andersen LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares present or represented at the Meeting and entitled to vote is needed to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for 2001. If the appointment is not approved, the matter will be referred to the Audit Committee for further review.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 16, 2001, by (i) all persons known by the Company to be the beneficial owners of 5% or more of the Common Stock, (ii) each director, (iii) each director nominee, (iv) each of the executive officers, and (v) all executive officers, directors and director nominee as a group. Unless otherwise indicated, the address of each of the persons named below is in care of the Company, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

                                     Number of Shares
       Name of Beneficial Owner    Beneficially Owned   Percent of Class (1)(2)
       ------------------------     -----------------   -----------------------

Mark A. Birner, D.D.S. (3)...........    204,368       13.6%
Frederic W.J. Birner (4).............    169,312       11.2%
Dennis N. Genty (5)..................    141,822        9.4%
Lee Schlessman (6)...................    131,785        8.7%
Steven M. Bathgate (7)...............     77,719        5.2%
James M. Ciccarelli (8)..............     14,526        1.0%
Paul E. Valuck, D.D.S................      5,273          *
All executive officers, directors
 and director nominee as a group
 (six persons) (9).....                  613,020       40.7%


* Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible debentures currently exercisable or convertible, or exercisable or convertible within 60 days of April 16, 2001, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of ownership is based on 1,506,705 shares of Common Stock outstanding at April 16, 2001.

(3) Includes 14,525 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 9,171 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable.

(4) Includes 14,878 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 9,171 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Includes 2,125 shares of Common Stock owned by his wife. Mr. Birner disclaims beneficial ownership of all shares held by his wife.

(5) Includes 12,233 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 9,171 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Includes 118,442 shares of Common Stock owned by his wife. Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6) Includes 61,753 shares of Common Stock over which Mr. Schlessman has sole voting power pursuant to certain powers of attorney, but for which he disclaims beneficial ownership. The address for Mr. Schlessman is 1301 Pennsylvania Street, Suite 800, Denver, CO 80203.

(7) Includes 6,250 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable. Includes 31,925 shares of Common Stock owned by his wife. Mr. Bathgate disclaims beneficial ownership of all shares held by his wife. Includes 18,500 shares of Common Stock owned by Bathgate Family Partnership Ltd.. Mr. Bathgate disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(8) Includes 3,750 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 10,776 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable.

(9) Includes 89,925 shares of Common Stock issuable upon the exercise of options and warrants held by all executive officers, directors and director nominee as a group that are currently exercisable or are exercisable within 60 days.


There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.


               DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of the directors, the nominee for director and executive officers of the Company. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.



        Name           Age                Position
Frederic W.J. Birner    43     Chairman of the Board, Chief Executive Officer
                               and Director
Mark A. Birner, D.D.S.  41     President and Director
Dennis N. Genty         43     Chief Financial Officer, Secretary, Treasurer
                               and Director
James M. Ciccarelli     48     Director
Steven M. Bathgate      46     Director
Paul E. Valuck, D.D.S.  44     Nominee for Director


Business Biographies

Frederic W.J. Birner is a founder of the Company and has served as Chairman of the Board and Chief Executive Officer since the Company's inception in May 1995. From May 1992 to September 1995, he was employed as a Senior Vice President in the Corporate Finance Department at Cohig & Associates, Inc., an investment banking firm. From 1983 to February 1992, Mr. Birner held various positions with Hanifen, Imhoff, Inc., an investment banking firm, most recently as Senior Vice President in the Corporate Finance Department. Mr. Birner received his M.S. degree from Columbia University and his B.A. degree from The Colorado College. Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is a founder of the Company and has served as President, and as a director, since the Company's inception in May 1995. From February 1994 to October 1995, Dr. Birner was the owner and operator of three individual dental practices. From 1986 to February 1994, he was an associate dentist with the Family Dental Group. Dr. Birner received his D.D.S. and B.A. degrees from the University of Colorado and completed his general practice residency at the University of Minnesota in Minneapolis. Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is a founder of the Company and has served as Secretary since May 1995, and as Chief Financial Officer, Treasurer, and as a director, since September 1995. From October 1992 to September 1995, he was employed as a Vice President in the Corporate Finance Department at Cohig & Associates, Inc., an investment banking firm. From May 1990 to October 1992, he was a Vice President in the Corporate Finance Department at Hanifen, Imhoff, Inc., an investment banking firm. Mr. Genty received his M.B.A. degree from Columbia University and his B.S. degree from the Colorado School of Mines.

James M. Ciccarelli joined the Company as a consultant in August 1996 and has served as a director since November 1996. Mr. Ciccarelli has been Chairman of the Board of ActiveLink Communications (formerly CommWorld International) since October 1998. Mr. Ciccarelli served as Chairman of the Board of Wireless Telecom, Inc., a wireless data and network service provider from March 1993 to January 2000. In addition Mr. Ciccarelli served as their Chief Executive Officer from March 1993 to October 1998. From September 1990 to March 1993, Mr. Ciccarelli was a Vice President of Intelligent Electronics, a high technology distribution and services company, and the President and CEO of its Reseller Network Division. From November 1988 to September 1990, Mr. Ciccarelli was the President of Connecting Point of America, a franchisor of retail computer stores.

Steven M. Bathgate became a director of the Company effective upon consummation of the Company's initial public offering in February 1998. Mr. Bathgate has served as a principal of Bathgate McColley Capital Corp. LLC, an investment banking firm, since its formation in January 1996. Mr. Bathgate held a number of positions from 1985 to 1996 at Cohig & Associates, Inc., an investment banking firm, including Chairman and Chief Executive Officer.

Paul E. Valuck, D.D.S. was in private dental practice in Denver from September 1985 until September 1995. From October 1995 until December 1997, Dr. Valuck practiced as an affiliated dentist with Perfect Teeth. Since January 1998 Dr. Valuck has been in private dental practice in Denver. Dr. Valuck received his D.D.S. and his B.S. Pharmacy degree from the University of Colorado.

CERTAIN TRANSACTIONS

The Company's Chief Executive Officer, Frederic W.J. Birner, is indebted to the Company on an unsecured basis in the amount of $100,115. Principal and interest (at 7% per annum) are due December 31, 2001.

                       Directors' Meetings and Committees

The entire Board of Directors met 11 times during the year ended December 31, 2000, including nine actions by unanimous consent. Each incumbent director attended 100% of the board meetings. The Company's Board of Directors has appointed an Audit Committee and the full Board of Directors acts as the Company's Compensation Committee.

                                 Audit Committee

The Audit Committee has as its primary responsibilities the recommendation of an independent public accountant to audit the annual financial statements of the Company, the review of internal and external audit functions, the review of internal accounting controls, the review of annual financial statements, and a review at its discretion of compliance with corporate policies and codes of conduct. The Audit Committee is comprised of outside directors. The current members of the Audit Committee are Steven M. Bathgate and James M. Ciccarelli (Chairman). Paul E. Valuck, D.D.S. will become a member of this committee upon his election to the Board of Directors. The Board of Directors has reviewed Rule 4200(a)(14) of the National Association of Securities Dealers and has determined that Messrs. Ciccarelli and Bathgate, the current members of the Audit Committee, and Dr. Valuck, who will become a member of the committee if he is elected as a director, are independent directors as defined in that Rule. The audit committee has adopted a written charter, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee met one time in 2000 at which both members were present.

                             Compensation Committee

Currently, the full Board of Directors is acting as the Compensation Committee. The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options and other awards pursuant to the Birner Dental Management Services, Inc. 1995 Employee Plan (the "Employee Plan") and the Birner Dental Management Services, Inc. 1995 Stock Option Plan for Managed Dental Centers. The Compensation Committee met seven times in 2000.

                       DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

Directors currently do not receive any cash compensation from the Company for their services as directors and are not presently reimbursed for expenses in connection with attendance at Board of Directors and committee meetings.

Executive Compensation

Summary Compensation

The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the executive officers of the Company who were paid total salary and bonus exceeding $100,000 during the fiscal year ended December 31, 2000 (the "Named Executive Officers").


                           Summary Compensation Table


                                                                                     Long-Term
                                                         Annual Compensation        Compensation
                                                                                     Securities
                                                                                     Underlying        All Other
Name and Principal Position              Fiscal Year    Salary        Bonus       Options/Warrants   Compensation

Frederic W.J. Birner                        2000          $223,413     $ --                            $2,006 (2)
    Chairman of the Board and               1999          $210,691     $ --                            $2,528 (2)
    Chief Executive Officer                 1998          $128,280     $ --               5,000 (1)    $ --



Mark A. Birner, D.D.S.                      2000          $148,942     $ --                           $1,893 (2)
    President and Director                  1999          $140,897     $ --                           $2,536 (2)
                                            1998          $128,280     $ --               5,000 (1)   $ --



Dennis N. Genty                             2000          $148,942     $ --                            $2,681 (2)
    Chief Financial Officer                 1999          $141,382     $ --                            $2,121 (2)
    Treasurer, Secretary and                1998          $108,123     $ --               5,000 (1)    $ --
    Director



(1) Represents shares of Common Stock issuable upon (i) exercise of an option to purchase 2,500 shares of Common Stock granted on April 30, 1998 pursuant to the Employee Plan, with an exercise price of $34.12 per share and (ii) exercise of an option to purchase 2,500 shares of Common Stock granted on October 7, 1998 pursuant to the Employee Plan, with an exercise price of $21.45 per share.

(2) 401(k) contributions paid for by the Company on behalf of each named executive officer.

Option Grants

No stock options were granted during the fiscal year ended December 31, 2000 to any Named Executive Officer.

Option Exercises and Holdings

The following table sets forth for the Named Executive Officers the number and value of securities underlying unexercised in-the-money options held as of December 31, 2000. None of the Named Executive Officers exercised any options during the fiscal year ended December 31, 2000.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                          Number of Securities
                         Underlying Unexercised        Value of Unexercised,
                             Options Held at          In-the-Money Options at
                            December 31, 2000          December 31, 2000 (1)
                       ---------------------------    ------------------------
Name                   Exercisable   Unexercisable   Exercisable   Unexercisable
----                   ------------  -------------   -----------   -------------
Frederic W.J. Birner   14,878                  --     $        --   $       --
Mark A. Birner, D.D.S. 14,525                  --     $        --   $       --
Dennis N. Genty        12,233                  --     $        --   $       --

(1) Value is based on the difference between the stock option exercise price and the closing price of the Common Stock on the Nasdaq National Market on December 29, 2000 of $1.88 per share. The stock price on December 29, 2000 was less than the exercise price of all outstanding options. The number of securities at December 31, 2000 and the stock price at December 29, 2000 has been restated to reflect a one-for-four reverse stock split of the Company's stock which became effective as of February 26, 2001.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions" for a description of transactions between the Company and members of the Board of Directors.

Compensation Committee Report on Executive Compensation

Currently, the entire Board of Directors makes all determinations with respect to executive officer compensation. The following report is submitted by the Board of Directors of the Company, in its capacity as Compensation Committee, pursuant to rules established by the Securities and Exchange Commission, and provides certain information regarding compensation of the Company's executive officers.

The Compensation Committee is responsible for establishing and administering a general compensation policy and program for the Company. The Compensation Committee also possesses all of the powers of administration under the Company's employee benefit plans, including all stock option plans and other employee benefit plans. Subject to the provisions of those plans, the Compensation Committee must determine the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

Compensation Policies. The Company's executive compensation policies are designed to complement the Company's business objectives by motivating and retaining quality members of senior management, by aligning management's interests with those of the Company's shareholders and by linking total compensation to the performance of the Company. The Company's executive compensation policies generally consist of equity-based long-term incentives, short-term incentives and competitive base salaries. The Compensation Committee will continue to monitor the performance of the Company and its executive officers in reassessing executive compensation.

Base Salary. The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. Base salaries are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company.

Annual Bonus. Annual bonuses may be paid to the Company's executive officers at the discretion of the Compensation Committee. The Compensation Committee did not grant any such bonuses to executive officers during 2000.

Long-Term Incentives. The Company's long-term compensation strategy is focused on the grant of stock options under the stock option plans and warrants, which the Compensation Committee believes rewards executive officers for their efforts in improving long-term performance of the Common Stock and creating value for the Company's shareholders, and which the Compensation Committee believes aligns the financial interests of management with those of the Company's shareholders. During 2000, the Compensation Committee did not grant stock options to the executive officers.

Chief Executive Officer Compensation for Fiscal Year 2000. The compensation for Frederic W.J. Birner during 2000 consisted solely of his base salary, the rate of which was established in 1999. Mr. Birner did not receive a cash bonus during 2000 nor was his base salary increased in 2000.

                                                     COMPENSATION COMMITTEE

                                                     Frederic W.J. Birner
                                                     Mark A. Birner, D.D.S.
                                                     Dennis N. Genty
                                                     James M. Ciccarelli
                                                     Steven M. Bathgate


Audit Committee Report

The audit committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Arthur Andersen LLP, the Company's independent public accountants, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the audit committee has received from Arthur Andersen LLP the written disclosures and the letter required to be delivered by Arthur Andersen LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the independent public accountants and the Company that might bear on their independence. The audit committee has reviewed the materials to be received from Arthur Andersen LLP and has met with representatives of Arthur Andersen LLP to discuss the independence of their firm.

In connection with the new standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the audit committee has reviewed the non-audit services currently provided by the Company's independent public accountants and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent public accountants.

Based on the audit committee's review of the financial statements, its discussion with Arthur Andersen LLP regarding SAS 61, and the written materials provided by Arthur Andersen LLP under ISB Standard No. 1 and the related discussion with Arthur Andersen LLP of their independence, the audit committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                        THE AUDIT COMMITTEE

                                        Steven M. Bathgate
                                        James M. Ciccarelli (Chairman)



                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Independent Public Accountants

During 2000, the Company engaged Arthur Andersen LLP as its independent public accountants. Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. These representatives will be available to respond to appropriate questions from shareholders at the meeting.

Audit Fees

During the fiscal year ended December 31, 2000, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2000 were $75,000.

All Other Fees

For the fiscal year ended December 31, 2000, the aggregate fees paid by the Company to Arthur Andersen LLP for the audit of the 401(k) retirement savings plan were $7,500.

PERFORMANCE GRAPH

The following line graph compares the percentage change from date of public offering (February 11, 1998) through December 31, 2000 for (i) the Common Stock,
(ii) a peer group (the "Peer Group") of companies selected by the Company that are predominantly dental management companies located in the United States,
(iii) Nasdaq Composite Index and (iv) S&P 500 Composite Index. The companies in the Peer Group are American Dental Partners, Inc., Castle Dental Centers, Inc., Coast Dental Services, Inc., Interdent, Inc. and Monarch Dental Corporation.

                     [THE FOLLOWING TABLE WAS REPRESENTED BY
                      A LINE GRAPH IN THE PRINTED MATERIAL]

                                                                         Comparison of Total Returns*

                                        2/11/98              12/31/98           12/31/99         12/31/00
Description
Birner Dental Management                $100.00              $ 50.00            $ 19.64            $ 6.70
  Services, Inc.
Peer Group                               100.00                57.57              32.58             11.16
Nasdaq Composite Index                   100.00               136.69             254.02            152.85
S&P 500 Composite Index                  100.00               127.17             153.93            139.92
                  ..................
-----------------------------------------------------------------------------------------------------------
*Total return based on $100 initial investment and reinvestment of dividends


                               SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission reports regarding changes in their beneficial ownership of shares in the Company. To the Company's knowledge and based solely on a review of the
Section 16(a) reports furnished to the Company, Mr. Ciccarelli was late in filing his Statement of Changes in Beneficial Ownership on Form 4 for the month of December 1999, Mr. Fred Birner was late in filing his Statement of Changes in Beneficial Ownership on Form 4 for the month of April 2000 and Mr. Genty was late in filing his Annual Statement of Changes in Beneficial Ownership on Form 5 for 1999. All other Section 16(a) reports were filed on a timely basis.

                              SHAREHOLDER PROPOSALS

Shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders must be received by the Company on or before January 7, 2002.


                         2000 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above would be presented for consideration at the Meeting. If any other business properly comes before the Meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.



                                        /s/ Dennis N. Genty
                                        ---------------------------
                                        DENNIS N. GENTY
                                        Chief Financial Officer, Secretary
                                        and Treasurer

Denver, Colorado
April 26, 2001

                                                                  Appendix A

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                             AUDIT COMMITTEE CHARTER


         I. MISSION

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Birner Dental Management Services, Inc. (the "Company") will assist the Board in fulfilling its responsibility to the Company's shareholders and the investment community regarding internal controls, corporate accounting, the financial reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Committee maintains free and open communications between the Board, the independent public accountants and the financial management of the Company. The Committee evaluates any material concern or matter that may arise which has not been promptly or appropriately addressed by the management of the Company.

The Committee's policies and procedures should remain flexible, in order to address changing conditions and to ensure the Board and shareholders that the corporate accounting and financial reporting practices of the Company are in compliance with all applicable laws, regulations and Company policies.


         II.  ORGANIZATION

1. All members of the Committee shall be financially literate and independent of management, free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgement as a Committee member, and not employees of the Company or any of its subsidiaries or affiliates. Vacancies on the Committee shall be filled by the Board. The Board shall designate one member of the Committee to be Chair.

2. The Committee shall meet regularly, with such additional meetings as the Chair of the Committee deems necessary. Appropriate management representatives shall attend as necessary.

3. The Committee shall report to the Board following regular meetings, and at such other times as circumstances warrant.

4. The Corporate Secretary, or a delegate shall record and keep minutes of all Committee meetings.


            III.  DUTIES AND RESPONSIBILITIES

         1. Review annually the qualifications, independence, fees and other terms of engagement of the independent public accountants recommended by management and recommend to the Board the firm to be selected to audit the financial statements of the Company for the next fiscal year.

         2. Meet with the independent public accountants and financial management of the Company to review the scope of the audit of the books of account of the Company and other operations and controls and the procedures to be utilized. At the conclusion of the audits, the Committee shall review the results of such audits, including any qualifications in the independent public accountants' opinion, any related management letter and management's responses to recommendations made by the independent public accountants in connection with the audit.

3. Oversee the Company's financial reporting process, internal accounting controls, and compliance with relevant corporate policies and procedures. Review the procedures employed by the Company in preparing published financial statements and related management commentaries.

4. After the close of each fiscal year, review the financial statements of the Company certified by the independent public accountants. Also review any significant disputes between management and the independent public accountants that arose in connection with the preparation of those financial statements.

5. Provide the independent public accountants and the Company's financial management full and free access to the Committee to meet privately whenever appropriate.

6. Review litigation and contingent liabilities of the Company, including a periodic report concerning the effectiveness of the Company's policies, procedures and control systems in preventing illegal and improper acts and the effectiveness and timeliness of management's response in the event any instances of illegal or improper acts are discovered.

PROXY                                                                     PROXY

                Proxy Solicited by the Board of Directors for the
             Annual Meeting of Shareholders To be held June 7, 2001

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Birner Dental Management Services, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, June 7, 2001, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado, and at any and all adjournments thereof for the following purposes:

(1)      Election of Class I Directors:

[     ]  FOR the nominees listed below (except as marked to the contrary below)
------

[     ]  WITHHOLD AUTHORITY to vote for the nominees listed below
------

                               James M. Ciccarelli

                             Paul E. Valuck, D.D.S.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)



(2) Approval and Ratification of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year Ending December 31, 2001:

[ ]   FOR                        [ ]   AGAINST                      [ ]  ABSTAIN


(3) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

(back of card)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER (S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEE FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                           Dated
                           --------------------------- , 2001
                           -----------------------------------
                           -----------------------------------

                           SIGNATURE (S) OF SHAREHOLDER (S)

                           Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS.  PLEASE SIGN AND
RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO COMPUTERSHARE TRUST COMPANY, INC., AS AGENT FOR THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.